Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
The Frontier Economic Fund (AKAF)
(the “Fund”)
February 4, 2026
Supplement to the Prospectus dated June 23, 2025

Effective immediately, the following replaces the first paragraph of the section entitled “Dividends and Distributions” on page 11 of the Prospectus.

The Fund intends to pay out dividends, if any, quarterly and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Please retain this Supplement with your Prospectus for future reference.